SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

Evergreen Institutional Treasury Money Market Fund

Evergreen Treasury Money Market Fund (each, a “Fund”, and collectively, the “Funds”)

                Effective March 10, 2009, the Funds will re-open to new purchases and exchanges. Evergreen will not be accepting exchange or purchase orders from new shareholders via National Securities Clearing Corporation (NSCC), the Internet, or the Voice Response system. In addition, as set forth in each Fund’s prospectuses, Evergreen reserves the right to reject any purchase or exchange order.

Evergreen Institutional 100% Treasury Money Market Fund (the “Fund”)

The Fund remains closed to new accounts and additional purchases by existing investors.   Existing shareholders of the Fund may continue to add to their accounts through dividend reinvestment. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus. The Fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time and to reject any investment for any reason.

March 10, 2009	583787 rv1 (3/09)